UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): Dec. 7, 2012 (Dec. 6, 2012)

Connecticut Water Service, Inc.

(Exact name of registrant as specified in its charter)

Connecticut

(State or other jurisdiction of incorporation)

0-8084	06-0739839
(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562
(Address of Principal Executive Offices)	(Zip Code)

(860) 669-8636

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Entry into New Term Loan for Maine Water Company

On December 7, 2012, the Maine Water Company, a Maine corporation (“Maine Water”), entered into an amended and restated Master Loan Agreement (the “Agreement”) with CoBank, ACB, a federally chartered instrumentality of the United States (“CoBank”), dated as of December 1, 2012. Maine Water is an operating water utility subsidiary of Connecticut Water Service, Inc., a Connecticut corporation (“CWS”), the registrant.

Maine Water also delivered to CoBank a Promissory Note and Single Advance Term Loan Supplements dated December 1, 2012 and entered into on December 7, 2012 (the “Promissory Note”). On the terms and subject to the conditions set forth in the Promissory Note issued pursuant to the Agreement, CoBank agreed to make a loan, secured only by Maine Water’s statutorily required equity interest in CoBank, (the “Loan”) to Maine Water in the principal amount of $1,965,000, as follows:

Promissory Note	Principal Amount	Maturity Date
Promissory Note and Single Advance Term Loan Supplement No. RI0042T02	$1,965,000	Dec. 15, 2017

The Agreement contains customary representations and warranties, which are in certain cases modified by “materiality” and “knowledge” qualifiers, and customary affirmative and negative covenants. Subject to the payment of a surcharge described in the Agreement for a Loan bearing interest at fixed rates, Maine Water may prepay the Loan in whole or in part at any time prior to the Maturity Date specified above.

Under the Agreement, Maine Water is required to maintain together with its consolidated subsidiaries at all times: (1) a ratio of Total Debt to Total Capitalization (as such terms are defined in the Agreement) of not more than 0.60 to 1.00; and (2) a ratio of EBITDA to Interest Expense (as such terms are defined in the Agreement) of not less than 3.00 to 1.00.

Under the Promissory Note, Maine Water will pay interest on the Loan in accordance with either of the following interest rate options, as selected periodically by Maine Water: (1) at a weekly quoted variable rate, a rate per annum equal to the rate of interest established by CoBank on the first business day of each week; (2) at a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance for periods of 180 days or more. Interest shall be calculated on the actual number of days each Loan is outstanding on the basis of a year consisting of 360 days.

The Agreement defines an “Event of Default” to include the

following: payment defaults under the Agreement or the Promissory Note, breaches by Maine Water of its representations, warranties, covenants and other agreements under the Agreement or the Promissory Note, cross-defaults or failures to make payments when due under Maine Water or its affiliates’ other loan agreements with CoBank or its affiliates, certain specified judgments, casualty, condemnation or insolvency or bankruptcy events, and certain specified material adverse changes in the condition, financial or otherwise, operations, business or properties of Maine Water. Upon the occurrence and during the continuance of an Event of Default, CoBank shall have no obligation to make the Loan to Maine Water and may discontinue doing so at any time without prior notice. In addition, CoBank may, upon notice to Maine Water, terminate the Loan commitment and declare the unpaid principal balance of the Loan, all accrued interest thereon, and all other amounts payable under the Agreement and the Promissory Note, to be immediately due and payable, and exercise its other remedies set forth in the Agreement.

On December 7, 2012, Maine Water used substantially all of the proceeds of the above described Loan from CoBank to reimburse itself for the repayment in full on November 29, 2012 of all principal, accrued interest, premiums, surcharges and other amounts owed by Maine Water pursuant to its $1,965,000 of 5.05% long term bonds, (1999 Series H, Due 2024) previously issued in 1999 through the Town of Buckspart, Maine via a Loan Agreement and Bond Purchase Agreement and subject to the Indenture, dated as of April 1, 1961, as amended.

The above summary of the material terms of the Agreement and the Promissory Note is qualified in its entirety by reference to: (1) the Agreement, dated as of December 1, 2012 and entered into on December 7, 2012, and (2) the Promissory Note and Single Advance Term Loan Supplements, as of December 1, 2012 and entered into on December 7, 2012, complete copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are hereby incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference in response to this Item 2.03.

Item 8.01	Other Events

Investor Presentation

From time to time, members of senior management of CWS present information about CWS and its subsidiaries to investors.

On December 6, 2012, a presentation was made to investors and other attendees in New York, N.Y. as part of the 16th Annual Water Utility Industry Investors Conference sponsored by the New York Society of Security Analysts. Such presentation material may be presented to investors in the future.

A copy of the CWS investor presentation dated December 6, 2012 is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

The following documents are filed herewith as exhibits hereto:

(d) Exhibits

10.1	Amended and Restated Master Loan Agreement between the Maine Water Company and CoBank, ACB, dated December 1, 2012 and entered into on December 7, 2012, is filed herewith.

10.2	Promissory Note and Single Advance Term Loan Supplement between the Maine Water Company and CoBank, ACB, dated December 1, 2012 and entered into on December 7, 2012, is filed herewith.

99.1	CWS investor presentation, dated December 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.
a Connecticut corporation

Date: December 7, 2012	By:	/s/ David C. Benoit
	Name:	David C. Benoit
	Title:	Vice President – Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Master Loan Agreement between the Maine Water Company and CoBank, ACB, dated December 1, 2012 and entered into on December 7, 2012, is filed herewith.

10.2	Promissory Note and Single Advance Term Loan Supplement between the Maine Water Company and CoBank, ACB, dated December 1, 2012 and entered into on December 7, 2012, is filed herewith.

99.1	CWS investor presentation, dated December 6, 2012.